================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 12, 2006

                           Bestway Coach Express, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                      0-51437                 13-3961159
--------------------------------------------------------------------------------
 (State of Incorporation)       (Commission File No.)     (IRS Employer ID No.)

               2 Mott Street, 7th Floor, New York, New York 10013
                    (Address of Principal Executive Offices)

                                 (212) 608-8988
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   REGULATION FD DISCLOSURE.

In anticipation of meeting with investment bankers, Bestway Coach Express, Inc. is filing the attached executive summary in order to avoid selective disclosure.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Executive Summary by Bestway Coach Express, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bestway Coach Express, Inc.

Date: September 12, 2006

/s/ Wilson Cheng
---------------------------
    Wilson Cheng
    Chief Executive Officer